EXHIBIT 99.1


                         COMBINED FINANCIAL STATEMENTS
                       AND INDEPENDENT AUDITORS' REPORT

                           NOBLE INVESTMENTS HOTELS

                      DECEMBER 31, 1998 AND JULY 31, 1999

                           Noble Investments Hotels


                               TABLE OF CONTENTS

                                                                 PAGE
INDEPENDENT AUDITORS' REPORT                                      3


FINANCIAL STATEMENTS

     COMBINED BALANCE SHEETS AS OF DECEMBER 31, 1998
       AND JULY 31, 1999                                          4

     COMBINED STATEMENTS OF OPERATIONS FOR THE YEAR
       ENDED DECEMBER 31, 1998 AND THE SEVEN MONTHS
       ENDED JULY 31, 1999                                        5

     COMBINED STATEMENTS OF SHAREHOLDERS'/PARTNERS'
       EQUITY (DEFICIT) FOR THE YEAR ENDED DECEMBER 31, 1998
       AND THE SEVEN MONTHS ENDED JULY 31, 1999                   6

     COMBINED STATEMENTS OF CASH FLOWS FOR THE YEAR
       ENDED DECEMBER 31, 1998 AND THE SEVEN MONTHS
       ENDED JULY 31, 1999                                        7

     NOTES TO COMBINED FINANCIAL STATEMENTS                       8

                         INDEPENDENT AUDITORS' REPORT


To the Shareholders and Board of Directors
Hersha Hospitality Trust

     We have audited the accompanying combined balance sheets of the Noble Investments Hotels as of December 31, 1998 and July 31, 1999, and the related combined statements of operations, shareholders'/partners' equity (deficit) and cash flows for the year ended December 31, 1998 and the seven months ended July 31, 1999. These financial statements are the responsibility of the management of the Noble Investments Hotels. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted accounting principles. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the combined financial statements referred to above present fairly, in all material respects, the combined financial position of the Noble Investments Hotels as of December 31, 1998 and July 31, 1999, the combined results of their operations and their combined cash flows for the year ended December 31, 1998 and the seven months ended July 31, 1999, in conformity with generally accepted accounting principles.


Baltimore, Maryland
April 1, 2000

                           Noble Investments Hotels

                            COMBINED BALANCE SHEETS

                      December 31, 1998 and July 31, 1999


                                                                                 1998                    1999
                                                                            -----------              -----------
                                    ASSETS
INVESTMENT IN HOTEL PROPERTIES
     Land                                                                   $ 1,248,649              $ 1,248,649
     Building and improvements                                                8,750,951                8,775,659
     Furniture and equipment                                                  1,601,136                1,698,176
                                                                            -----------              -----------

                                                                             11,600,736               11,722,484
     Less accumulated depreciation                                            1,443,953                1,713,982
                                                                            -----------              -----------

           Net investment in hotel properties                                10,156,783               10,008,502

OTHER
     Cash                                                                       209,676                  261,510
     Accounts receivable                                                        139,231                  134,642
     Due from affiliate                                                       1,448,843                1,530,045
     Prepaid expenses                                                            10,734                   11,076
     Escrows                                                                    212,205                  303,837
     Other assets                                                                 7,200                    7,200
     Other deferred costs, net of accumulated amortization of
       $77,090 and $83,034                                                       16,012                    6,557
     Mortgage costs, net of accumulated amortization of
       $30,071 and $43,592                                                      334,329                  320,808
     Franchise fees, net of accumulated amortization of
       $15,666 and $18,194                                                       91,249                   88,721
                                                                            -----------              -----------

                                                                            $12,626,262              $12,672,898
                                                                            ===========              ===========

               LIABILITIES AND SHAREHOLDERS'/PARTNERS' EQUITY (DEFICIT)

LIABILITIES
     Mortgages payable                                                      $12,518,378              $12,382,460
     Loans payable - affiliates                                                 692,189                  712,189
     Accounts payable and accrued expenses                                      394,933                  491,119
     Capital leases payable                                                      44,355                   35,322
                                                                            -----------              -----------

                                                                             13,649,855               13,621,090
                                                                            -----------              -----------

SHAREHOLDERS'/PARTNERS' EQUITY (DEFICIT)
     Common Stock, no par value, 67,667 shares authorized,
           issued and outstanding                                               110,000                  110,000
     Accumulated deficit                                                     (1,200,745)              (1,157,268)
     Partners' equity                                                            67,152                   99,076
                                                                            -----------              -----------

            Total shareholders'/partners' equity (deficit)                   (1,023,593)                (948,192)
                                                                            -----------              -----------
                                                                            $12,626,262              $12,672,898
                                                                            ===========              ===========

                  See Notes to combined financial statements

                           Noble Investments Hotels

                       COMBINED STATEMENTS OF OPERATIONS

                     Year ended December 31, 1998 and the
                       seven months ended July 31, 1999


                                                   1998           1999
                                                -----------    -----------
Revenue
   Room revenue                                 $ 5,401,932    $ 3,368,314
   Telephone revenue                                137,649         88,866
   Other revenue                                    101,019         58,420
                                                -----------    -----------

      Total revenue                               5,640,600      3,515,600
                                                -----------    -----------

Expenses
   Salaries and wages                             1,293,935        812,323
   Operating expense                                415,887        250,404
   Management fee                                   251,800        203,910
   General and administrative                       433,223        234,192
   Advertising                                       84,696         58,035
   Utilities                                        208,033        116,280
   Repairs and maintenance                          130,858         80,765
   Insurance                                         57,248         22,127
   Real estate taxes                                197,893         58,149
   Franchise fees                                   442,810        286,695
   Interest expense                               1,069,696        633,914
   Depreciation and amortization                    538,157        295,534
   Lease expense                                     65,421         35,656
                                                -----------    -----------

      Total expenses                              5,189,657      3,087,984
                                                -----------    -----------

      NET INCOME                                $   450,943    $   427,616
                                                ===========    ===========



                  See notes to combined financial statements

                           Noble Investments Hotels

                            COMBINED STATEMENTS OF
                   SHAREHOLDERS'/PARTNERS' EQUITY (DEFICIT)

                     Year ended December 31, 1998 and the
                       seven months ended July 31, 1999



                                                                                       Shareholders'/           Total
                                                Common             Accumulated            Partners'             Equity
                                                 Stock               Deficit               Equity              (Deficit)
                                             -------------      -----------------     -----------------    -----------------
Balance, December 31, 1997                   $     110,000      $        (370,344)    $         142,318    $        (118,026)

Distributions                                            -             (1,073,010)             (283,500)          (1,356,510)

Net income                                               -                242,609               208,334              450,943
                                             -------------      -----------------     -----------------    -----------------

Balance, December 31, 1998                         110,000             (1,200,745)               67,152           (1,023,593)

Distributions                                            -               (146,000)             (206,215)            (352,215)

Net income                                               -                189,477               238,139              427,616
                                             -------------      -----------------     -----------------    -----------------

Balance, July 31, 1999                       $     110,000      $      (1,157,268)    $          99,076    $        (948,192)
                                             =============      =================     =================    =================

                  See notes to combined financial statements

                           Noble Investments Hotels

                       COMBINED STATEMENTS OF CASH FLOWS

                     Year ended December 31, 1998 and the
                       seven months ended July 31, 1999

                                                                                                 1998                 1999
                                                                                            ---------------      ---------------
Cash flows from operating activities                                                        $       450,943      $       427,616
  Net income
  Adjustments to reconcile net income to net cash provided by operating activities
    Depreciation and amortization                                                                   538,157              295,534
    Changes in assets and liabilities
      (Increase) decrease in accounts receivable                                                    (23,843)               4,589
      Decrease (increase) in prepaid expenses                                                        (5,640)                (342)
      (Decrease) increase in accounts payable and accrued expenses                                 (137,487)              96,185
      Increase (decrease) in due from affiliates                                                    290,411              (81,202)
                                                                                            ---------------      ---------------

         Net cash provided by operating activities                                                1,112,541              742,380
                                                                                            ---------------      ---------------

Cash flow from investing activities
  Net change in escrow deposits                                                                    (103,110)             (91,632)
  Investment in hotel property                                                                     (492,356)            (121,748)
                                                                                            ---------------      ---------------

         Net cash used in investing activities                                                     (595,466)            (213,380)
                                                                                            ---------------      ---------------

Cash flow from financing activities
  Payment of mortgage costs                                                                        (176,997)                   -
  Payment of capital leases                                                                         (25,512)              (9,033)
  Proceeds from mortgage payable                                                                  4,200,000                    -
  Principal payments on mortgage payable                                                         (3,000,627)            (135,918)
  Decrease (increase) in loans payable - affiliates                                                (258,921)              20,000
  Distributions to partners                                                                      (1,356,510)            (352,215)
                                                                                            ---------------      ---------------

         Net cash used in financing activities                                                     (618,567)            (477,166)
                                                                                            ---------------      ---------------

         NET (DECREASE) INCREASE IN CASH                                                           (101,492)              51,834

Cash, beginning                                                                                     311,168              209,676
                                                                                            ---------------      ---------------

Cash, ending                                                                                $       209,676      $       261,510
                                                                                            ===============      ===============

Supplemental disclosures of cash flow information
  Cash paid during the year for interest                                                    $     1,069,696      $       633,914
                                                                                            ===============      ===============



                  See notes to combined financial statements

                           Noble Investments Hotels

                    NOTES TO COMBINED FINANCIAL STATEMENTS

                      December 31, 1998 and July 31, 1999


     NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Noble Investments Hotels combined financial statements include the balance sheets and statements of operations, and shareholders'/partners' equity (deficit) and cash flows of four properties owned and operated by various corporations and partnerships under common management (collectively the Owners). On July 31, 1999, the Owners sold all the hotel properties to Noble Investments Group, Ltd. The hotel properties combined in these financial statements, consist of the following:

              Hotel              Date Opened      Rooms     Location
              -----              -----------      -----     --------
          Hampton Inn            June  1996        91       Newman, Georgia
          Holiday Inn Express    July  1996        68       Duluth, Georgia
          Hampton Inn            July  1994        61       Peachtree City, Georgia
          Comfort Suites         July  1996        85       Duluth, Georgia


Use of Estimates
----------------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported accounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Investment in Hotel Properties
------------------------------

The hotel properties are stated at cost. Depreciation is provided for in amounts sufficient to relate the costs of depreciable assets to operations by use of the straight-line and accelerated methods over estimated useful lives:

     Building and improvements ......................... 15 - 40 years
     Furniture and equipment ........................... 3  -  7 years

                           Noble Investments Hotels

                      December 31, 1998 and July 31, 1999


NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

  Maintenance and repairs are charged to operations as incurred. Additions and major improvements are capitalized. Upon sale or disposition, both the asset and related accumulated depreciation are relieved and the related gain or loss is included in operations.

  The Owners evaluate long-lived assets for potential impairment by analyzing the operating results, trends and prospects for the properties and considering any other events and circumstances which might indicate potential impairment.

  Mortgage Costs
  --------------

  Mortgage costs are amortized over the terms of the debt using the straight-line method which approximates the effective interest method.

  Franchise Fees
  --------------

  The Hampton Inn Hotels are operate under a franchise agreement with Promus Hotels, Inc. The Comfort Suites Hotel was operated under a franchise agreement with Choice Hotels International, Inc. The Holiday Inn Hotel was operated under a franchise agreement with Holiday Inns Franchising, Inc. Franchise fees are amortized over the term of the agreement using the straight-line method.

  Other Deferred Fees
  -------------------

  Other deferred fees are amortized over the term of their respective agreements using the straight-line method.

  Revenue Recognition
  -------------------

  Room and other revenue are recognized as earned. Ongoing credit evaluations are performed and accounts deemed uncollectible are charged to operations.

                           Noble Investments Hotels

                    NOTES TO COMBINED FINANCIAL STATEMENTS

                      December 31, 1998 and July 31, 1999


NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

  Advertising Costs
  -----------------

  Advertising costs are expensed as incurred, including costs incurred under the terms of the franchise agreements.

  Income Taxes
  ------------

  No provision or benefit for income taxes has been included in the combined financial statements for the Owners since taxable income or loss passes through to, and is reportable by, the parent corporation, shareholders and Partners individually.

NOTE B - MORTGAGES PAYABLE

  Mortgages payable at December 31, 1998 and July 31, 1999, consisted of the following:

                                                                                1998            1999
                                                                           -------------    ------------
Hampton Inn - Peachtree City, Georgia


       Mortgage payable in equal monthly installments of
       principal and interest of $23,189 bearing interest at 9.43%
       per annum.  The mortgage matures in June 2017.                      $2,427,872        $2,398,229

Holiday Inn Express - Duluth, Georgia


       Mortgage payable in equal monthly installments of
       principal and interest of $11,115 bearing interest at prime plus 1% per annum (9.5% at 7/31/99).  The mortgage
       matures in December 2006.                                            1,289,277         1,272,189

                           Noble Investments Hotels

                    NOTES TO COMBINED FINANCIAL STATEMENTS

                      December 31, 1998 and July 31, 1999


     NOTE B - MORTGAGES PAYABLE (Continued)

                                                                            1998               1999
                                                                        ------------       ------------
     Mortgage payable in equal monthly installments of
     principal and interest of $8,374 bearing interest at
     7.217% per annum.  The mortgage matures in January 2017.           $    950,830       $   950,830

Comfort Suites - Duluth Georgia

     Mortgage payable in equal monthly installments of
     principal and interest of $32,589 bearing interest
     at 8.00% per annum.  The mortgage matures on April 1, 2008.           4,169,751         4,127,775

Hampton Inn - Newman, Georgia

     Mortgage payable in equal monthly installments of
     principal and interest of $33,284, bearing interest
     at 8.70% per annum.  The mortgage matures in August 2017.             3,680,648         3,633,437
                                                                        ------------       -----------

                                                                        $ 12,518,378       $12,382,460
                                                                        ============       ===========

The mortgages are secured by the hotel properties and guaranteed by the Owners.

                           Noble Investments Hotels

                    NOTES TO COMBINED FINANCIAL STATEMENTS

                      December 31, 1998 and July 31, 1999

  Annual principal payments on the mortgages for each of the next five years following December 31, 1998 and July 31, 1999 are as follows:


                               1998       1999
                             --------   --------

                    1999     $222,893   $      -
                    2000     $247,874   $239,237
                    2001     $269,905   $260,496
                    2002     $293,901   $283,652
                    2003     $320,044   $308,578
                    2004     $      -   $336,360

NOTE C - CAPITAL LEASES

  The hotels lease certain equipment under capital leases. At December 31, 1998 and July 31, 1999, the future minimum lease payments were as follows:


NOTE D - RELATED PARTY TRANSACTIONS

  Due from Affiliates
  -------------------

  Due from affiliates consists of operating advances to related parties which are unsecured, non-interest bearing and payable on demand.

  Loans Payable from Affiliates
  -----------------------------

  Loans from affiliates consist of development and operating advance from related parties which are unsecured, non-interest bearing and payable on demand.

                             FINANCIAL STATEMENTS
                       AND INDEPENDENT AUDITORS' REPORT

                           NOBLE INVESTMENTS HOTELS

                               DECEMBER 31, 1999

                           Noble Investments Hotels

                               TABLE OF CONTENTS


                                                              PAGE
INDEPENDENT AUDITORS' REPORT                                    3


FINANCIAL STATEMENTS


     BALANCE SHEET AS OF DECEMBER 31, 1999                      4


     STATEMENT OF OPERATIONS FOR THE FIVE MONTHS
      ENDED DECEMBER 31, 1999                                   5


     STATEMENT OF PARTNERS' EQUITY FOR THE FIVE MONTHS
      ENDED DECEMBER 31, 1999                                   6


     STATEMENT OF CASH FLOW FOR THE FIVE MONTHS ENDED
      DECEMBER 31, 1999                                         7


     NOTES TO FINANCIAL STATEMENTS                              8

                         INDEPENDENT AUDITORS' REPORT


To the Shareholders and Board of Directors
Hersha Hospitality Trust

     We have audited the accompanying balance sheet of the Noble Investments Hotels as of December 31, 1999, and the related statements of operations, partners' equity and cash flows for the period from August 1, 1999 (date of acquisition) through December 31, 1999. These financial statements are the responsibility of the management of the Noble Investments Hotels. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Noble Investments Hotels as of December 31, 1999, the results of its operations, the changes in partners' equity and its cash flows for the period from August 1, 1999 (date of acquisition) through December 31, 1999, in conformity with generally accepted accounting principles.


Baltimore, Maryland
April 1, 2000

                           Noble Investments Hotels

                                 BALANCE SHEET

                               December 31, 1999


                                    ASSETS

INVESTMENT IN HOTEL PROPERTIES
        Land                                                                                   $       1,248,649
        Building and improvements                                                                     18,859,147
        Furniture and equipment                                                                          872,122
                                                                                             -------------------

                                                                                                      20,979,918
        Less accumulated depreciation                                                                    344,955
                                                                                             -------------------

               Net investment in hotel properties                                                     20,634,963

OTHER
        Cash                                                                                             202,333
        Accounts receivable                                                                              108,682
        Prepaid expenses                                                                                     773
        Escrows                                                                                          278,410
        Other assets                                                                                       7,200
        Other deferred costs, net of accumulated amortization of $4,573                                    6,597
        Mortgage costs, net of accumulated amortization of $10,484                                       310,129
        Franchise fees, net of accumulated amortization of $2,133                                         83,222
                                                                                             -------------------

                                                                                               $      21,632,309
                                                                                             ===================

                         LIABILITIES AND PARTNERS' EQUITY

LIABILITIES
        Mortgages payable                                                                      $      12,264,532
        Accounts payable and accrued expenses                                                            254,298
        Capital leases payable                                                                            31,060
                                                                                             -------------------

                                                                                                      12,549,890

PARTNERS' EQUITY                                                                                       9,082,419
                                                                                             -------------------

                                                                                               $      21,632,309
                                                                                             ===================

                       See Notes to financial statements

                           Noble Investments Hotels

                            STATEMENT OF OPERATIONS

               Period from August 1, 1999 (date of acquisition)
                           through December 31, 1999


Revenue
     Room revenue                                              $2,226,542
     Telephone revenue                                             49,955
     Other revenue                                                 27,660
                                                               ----------

          Total revenue                                         2,304,157
                                                               ----------
Expenses
     Salaries and wages                                           557,031
     Operating expense                                            174,569
     Management fee                                               108,511
     General and administrative                                   151,537
     Advertising                                                   17,335
     Utilities                                                     90,105
     Repairs and maintenance                                       50,706
     Insurance                                                     15,760
     Real estate taxes                                            124,872
     Franchise fees                                               192,030
     Interest expense                                             471,337
     Depreciation and amortization                                362,146
     Lease expense                                                 28,392
                                                               ----------

          Total expenses                                        2,344,331
                                                               ----------

          NET LOSS                                             $  (40,174)
                                                               ==========

                       See Notes to financial statements

                           Noble Investments Hotels

                         STATEMENT OF PARTNERS' EQUITY

               Period from August 1, 1999 (date of acquisition)
                           through December 31, 1999



Balance, August 1, 1999 (inception)                         $        -

Contributions                                                9,122,593

Net loss                                                       (40,174)
                                                            ----------

Balance, December 31, 1999                                  $9,082,419
                                                            ==========

                       See notes to financial statements

                           Noble Investments Hotels

                            STATEMENT OF CASH FLOWS

               Period from August 1, 1999 (date of acquisition)
                           through December 31, 1999

Cash flows from operating activities
        Net loss                                                                                    $    (40,174)
        Adjustments to reconcile net loss to net cash provided by
        operating activities
               Depreciation and amortization                                                             362,146
               Changes in assets and liabilities
                    Decrease in accounts receivable                                                       25,960
                    Decrease in prepaid expenses                                                          10,303
                    Decrease in accounts payable and accrued expenses                                   (240,731)
                                                                                                 ----------------

                           Net cash provided by operating activities                                     117,504
                                                                                                 ----------------

Cash flow from investing activities
        Net change in escrow deposits                                                                     25,427
        Investment in hotel property                                                                     (79,918)
                                                                                                 ----------------

                           Net cash used in investing activities                                         (54,491)
                                                                                                 ----------------

Cash flow from financing activities
        Payment of capital leases                                                                         (4,262)
        Principal payments on mortgage payable                                                          (117,928)
                                                                                                 ----------------

                           Net cash used in financing activities                                        (122,190)
                                                                                                 ----------------

                           NET DECREASE IN CASH                                                          (59,177)

Cash, beginning                                                                                          261,510
                                                                                                 ----------------

Cash, ending                                                                                        $    202,333
                                                                                                 ================

Supplemental disclosures of cash flow information
        Cash paid during the year for interest                                                      $    471,337
                                                                                                 ================

Supplemental disclosure of non-cash investing and financing activities During
        1999, the Partnership acquired 4 hotels in exchange for units in the operating partnership, the assets acquired and liabilities assumed at fair value are as follows:

               Fair value of hotel properties acquire                                               $ 20,900,000
               Fair value of other assets acquired                                                     1,135,403
               Fair value of liabilities assumed                                                        (530,350)
               Fair value of debt assumed                                                            (12,382,460)
                                                                                                 ----------------

                                                                                                    $  9,122,593
                                                                                                 ================

                           See notes to financial statements

                           Noble Investments Hotels

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1999


NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUTING POLICIES

  The financial statements include the balance sheet and statements of operations, partners' equity and cash flows of four hotel properties acquired on August 1, 1999 (date of acquisition) by Noble Investments Group, Ltd. (Noble). The properties have been under common ownership and management since the date of acquisition. The acquisition has been recorded as a purchase in accordance with Accounting Principles Board Opinion No. 16, "Business Combinations", and consequently the financial statements include the hotels' operations from the date of acquisition. On December 30, 1999, Noble Investments Hotels (Noble) entered into agreements to sell the hotel properties to Hersha Hospitality Limited Partnership. The sales agreements do not extend to any other assets or liabilities of Noble. The hotel properties included in these financial statements consist of the following:


          Hotels              Date Opened     Rooms      Locations
          ------              -----------     -----      ---------

      Hampton Inn              June 1996       91        Newman, Georgia
      Holiday Inn Express      July 1996       68        Duluth, Georgia
      Hampton Inn              July 1994       61        Peachtree City, Georgia
      Comfort Suites           July 1996       85        Duluth, Georgia

  Use of Estimates
  ----------------

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported accounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

  Investment in Hotel Properties
  ------------------------------

  The hotel properties are stated at cost. Depreciation is provided for in amounts sufficient to relate the costs of depreciable assets to operations by use of the straight-line and accelerated methods over estimated useful lives:

     Building and improvements ......................... 15 - 40 years
     Furniture and equipment ...........................  3 -  7 years

                           Noble Investments Hotels

                               December 31, 1999


NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUTING POLICIES (Continued)

  Maintenance and repairs are charged to operations as incurred. Additions and major improvements are capitalized. Upon sale or disposition, both the asset and related accumulated depreciation are relieved and the related gain or loss is included in operations.

  Management evaluates long-lived assets for potential impairment by analyzing the operating results, trends and prospects for the properties and considering any other events and circumstances which might indicate potential impairment.

  Mortgage Costs
  --------------

  Mortgage costs are amortized over the terms of the debt using the straight-line method which approximates the effective interest method.

  Franchise Fees
  --------------

  The Hampton Inn Hotels are operate under a franchise agreement with Promus Hotels, Inc. The Comfort Suites Hotel was operated under a franchise agreement with Choice Hotels International, Inc. The Holiday Inn Hotel was operated under a franchise agreement with Holiday Inns Franchising, Inc. Franchise fees are amortized over the term of the agreement using the straight-line method.

  Other Deferred Fees
  -------------------

  Other deferred fees are amortized over the term of their respective agreements using the straight-line method.

  Revenue Recognition
  -------------------

  Room and other revenue are recognized as earned. Ongoing credit evaluations are performed and accounts deemed uncollectible are charged to operations.

  Advertising Costs
  -----------------

  Advertising Costs are expensed as incurred, including costs incurred under the terms of the franchise agreements.

  Income Taxes
  ------------

  No provision or benefit for income taxes has been included in the financial statements since taxable income or loss passes through to, and is reportable by, partners individually.

                           Noble Investments Hotels

                               December 31, 1999

NOTE B - MORTGAGES PAYABLE

     Mortgages payable at December 31, 1999, consisted of the following:

Hampton Inn - Peachtree City, Georgia
     Mortgage payable in equal monthly installments of
     principal and interest of $23,189, bearing interest
     at 9.43% per annum. The mortgage matures in June
     2017.                                                       $ 2,376,170

Holiday Inn Express - Duluth, Georgia
     Mortgage payable in equal monthly installments of
     principal and interest of $11,115, bearing interest
     at the prime rate plus 1% (9.5% at December 31, 1999).
     The mortgage matures in December 2006.                        1,257,836

     Mortgage payable in equal monthly installments of
     principal and interest $8,374, bearing interest at 7.217%
     per annum. The mortgage matures in January 2017.                924,084

Comfort Suites - Duluth, Georgia
     Mortgage payable in equal monthly installments of
     principal and interest of $32,589, bearing interest at
     8.00% per annum. The mortgage matures on April 1, 2008.       4,110,102

Hampton Inn - Newman, Georgia
     Mortgage payable in equal monthly installments of
     principal and interest of $33,284, bearing interest at
     8.70% per annum. The mortgage matures in August 2017.          3,596,340
                                                                 ------------

                                                                 $ 12,264,532
                                                                 ============

     The mortgages are secured by the hotel properties.

                            Noble Investment Hotels

                               December 31, 1999

NOTE B - MORTGAGES PAYABLE (Continued)

  Annual principal payments on the mortgages for each of the five years following December 31, 1999, are as follows:

               December 31,
              --------------

                 2000                                 $ 247,874
                 2001                                 $ 267,905
                 2002                                 $ 293,901
                 2003                                 $ 320,044
                 2004                                 $ 297,835

NOTE C - CAPITAL LEASES

  The hotels lease certain equipment under capital leases. At December 31, 1999, the future minimum leases payments were as follows:

               December 31,
              --------------

                 2000                                 $  20,134
                 2001                                    11,476
                 2002                                         -
                 2003                                         -
                 2004                                         -
                                                     ----------
               Less amount representing interest         31,610
                                                            550
                                                     ----------

                                                      $  31,060
                                                     ==========